Exhibit 10.15

VOID AFTER 5:00 P.M., SAN FRANCISCO TIME,
ON NOVEMBER 6, 2013



                  THIS OPTION AND THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


         Date:  November 6, 2003


                          CELLEGY PHARMACEUTICALS, INC.
                              STOCK PURCHASE OPTION

         THIS CERTIFIES THAT, Richard C. Williams ("Optionee"), and his heirs or assigns (together with Optionee, the "Holder"), is entitled to purchase from Cellegy Pharmaceuticals, Inc., a corporation organized under the laws of the State of California (the "Company"), at any time or from time to time during the Option Exercise Period (as defined in Section 2 below), One Million (1,000,000) fully paid and nonassessable shares (the "Option Shares") of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price per share equal to (i) $________ per share for Four Hundred Thousand (400,000) of the Option Shares (the "First Tranche Shares") and (ii) $5.00 per share for Six Hundred Thousand (600,000) (the "Second Tranche Shares") of the Option Shares (in each case, as applicable, the "Exercise Price"). The number of shares of Common Stock purchasable hereunder and the applicable Exercise Price are subject to adjustment as provided in Section 4 hereof.

         This  Option  is  subject  to  the  following  terms,   provisions  and
conditions:

1. Vesting; Manner of Exercise; Issuance of Certificates; Payment for Shares.

                  (a) Vesting. This Option is fully vested and exercisable as of the date hereof. Notwithstanding the foregoing, (i) this Option with respect to the First Tranche Shares, whether or not exercised, shall not be subject to forfeiture; (ii) with respect to the remaining 600,000 shares, but only with respect to the number of such 600,000 Second Tranche Shares represented by the unexercised portion of this Option for those Second Tranche Shares, the right to purchase such Second Tranche Shares shall terminate and be forfeited if Optionee voluntarily resigns as Chairman and a Director of the Board of Directors, or elects not to be nominated for election as a

Director, during the period from the date hereof to the one-year anniversary of the date hereof, (iii) with respect to 400,000 Second Tranche Shares, but only with respect to the number of such 400,000 Second Tranche Shares represented by the unexercised portion of this Option for those Second Tranche Shares, the right to purchase such Second Tranche Shares shall terminate and be forfeited if Optionee voluntarily resigns as Chairman and a Director of the Board of Directors, or elects not to be nominated for election as a Director, during the period from the one-year anniversary of the date hereof to the two-year anniversary of the date hereof; and (iv) with respect to 200,000 Second Tranche Shares, but only with respect to the number of such 200,000 Second Tranche Shares represented by the unexercised portion of this Option for those Second Tranche Shares, the right to purchase such Second Tranche Shares, shall terminate and be forfeited if Optionee voluntarily resigns as Chairman and a Director of the Board of Directors, or elects not to be nominated for election as a Director, during the period from the two-year anniversary of the date hereof to the three-year anniversary of the date hereof.

                  (b) Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 1(a) hereof, this Option may be exercised at any time or from time to time during the Option Exercise Period by the Holder hereof, in whole or in part, by the surrender of this Option, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 11:59 p.m. San Francisco time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof) and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the applicable Exercise Price for the Option Shares specified in the Exercise Agreement, or (ii) delivery to the Company of a written notice of an election to effect a Cashless Exercise pursuant to Section 1(c) hereof for the Option Shares specified in the Exercise Agreement. The Option Shares so purchased shall be deemed to be issued to the Holder hereof, as the record owner of such shares, as of the close of business on the date on which this Option shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Option Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time after this Option shall have been so exercised. Any certificates so delivered shall be in such denominations as may be requested by the Holder hereof, shall be registered in the name of such Holder and, following the date on which the Option Shares have been registered under the Securities Act or otherwise may be sold by the Holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. Holder agrees to comply with all applicable securities laws and regulations in connection with any sale of any Option Shares pursuant to a registration statement, Rule 144 or otherwise and to deliver such documents as the Company may reasonably request in order to confirm compliance with such laws in connection with any such proposed sale. If this Option shall have been exercised only in part, then, unless this Option has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Option representing the number of shares with respect to which this Option shall not then have been exercised.

                  (c)  Cashless  Exercise.   Notwithstanding   anything  to  the
contrary contained in this Option but subject to applicable law, this Option may be exercised for the purchase of

Option Shares any time or from time to time during the Option Exercise Period, by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the applicable Exercise Price in cash, the Holder shall surrender this Option for that number of shares of Common Stock determined by multiplying (i) the number of Option Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the then current Average Price per share of the Common Stock and the applicable Exercise Price, and the denominator of which shall be the Average Price per share of Common Stock.

         Nothing herein shall limit the Holder's right to pursue actual damages or other relief (including equitable relief) for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Option in accordance with the terms hereof.

         2. Period of Exercise. The Option may be exercised at any time or from time to time during the period (the "Option Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., San Francisco time, on November 6, 2013.

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Option Shares will, upon issuance in accordance with the terms of this Option, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances.

                  (b) Reservation of Shares. During the period beginning on the date hereof and ending upon the expiration of the Option Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Option, a sufficient number of shares of Common Stock to provide for the exercise in full of this Option.

                  (c) Valid Issuance. The Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Option.

                  (d)  Successors  and  Assigns.  Subject to the  provisions  of
Section 4(c) below, this Option will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the number of Option Shares issuable upon the exercise of this Option, and the applicable Exercise Price therefor, shall be subject to adjustment from time to time as provided in this Section 4.

                  (a) Subdivision or Combination of Common Stock. If the Company, at any time, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the number of Option Shares issuable upon exercise of this Option in effect immediately prior to such subdivision will be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the number of Option Shares issuable upon exercise of this Option in effect immediately prior to such combination will be proportionately reduced.

                  (b) Adjustment of Exercise Price Generally. Upon each adjustment of the number of Option Shares for which this Option is exercisable pursuant to the provisions of this Section 4, the applicable Exercise Price with respect to the Option Shares shall be increased or decreased by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares issuable upon exercise of this Option for such Exercise Price immediately prior to such adjustment, and of which the denominator shall be the number of Option Shares for which this Option is exercisable for such Exercise Price immediately thereafter.

                  (c)  Consolidation,  Merger  or  Sale.  In  case  of  (i)  any consolidation of the Company with, or merger of the Company into, any other entity, where immediately after the consummation of such transaction the shareholders of the Company immediately prior thereto do not own, directly or indirectly, by virtue of their ownership of securities of the Company outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity (or its parent entity) in such transaction, or (ii) in case of any sale of all or substantially all of the assets of the Company, any surviving or acquiring entity shall assume this Option or shall substitute an equivalent Option (exercisable for such shares of stock, securities, cash, or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Option had such transaction not taken place); provided, however, that if the Board of Directors of the Company determines that options outstanding under the Company's 1995 Equity Incentive Plan (the "1995 Plan") shall not continue to be exercisable after the consummation of such transaction, then this Option shall be exercisable and shall terminate at such times as the Board may determine with respect to options under the 1995 Plan.

                  (d) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the number of Option Shares issuable upon the exercise of this Option, then, and in each such case, the Company shall give notice thereof to the Holder of this Option, which notice shall state the number of Option Shares issuable resulting from such adjustment and the increase or decrease in the applicable Exercise Price therefor, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Option, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Average Price of a share of Common Stock on the date of such exercise.

                  (f) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this Section 4(a) but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(d) hereof, and the Company will make an appropriate adjustment in the number of shares of Common Stock acquirable upon exercise of this Option and the applicable Exercise Price therefor so that the rights of the Holder shall be neither enhanced nor diminished by such event.

                  (g) Certain Definitions.

                           (i) "Average  Price" shall mean,  with respect to any
date of determination, the average Closing Price during the ten (10) Trading Days ending on the Trading Day immediately preceding such date of determination appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period. The manner of determining the Average Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (ii)  "Business  Day"  means  any day,  other  than a
Saturday or Sunday or a day on which banking institutions in the State of California are authorized or obligated by law, regulation or executive order to close.

                           (iii) "Closing Price" shall mean for the Common Stock
as of any date, the closing sale price of such security on the NASDAQ Stock Market, or if the Common Stock is not then traded on the NASDAQ Stock Market, the principal United States securities exchange or trading market on which such security is listed or traded, or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no sale price is reported for such security, the average of the sale prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as determined by an investment banking firm selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company. The manner of determining the Closing Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made.

                           (iv) "Common  Stock," for purposes of this Section 4,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Option shall include only Common Stock in respect of which this Option is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(a) hereof, the stock or other securities or property provided for in such Section.

                           (v) "Trading  Day" shall mean a Business Day on which
shares of the Company's Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded.

         5. Issue Tax. The issuance of certificates for Option Shares upon the exercise of this Option shall be made without charge to the Holder of this Option or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Option.

         6. No Rights or Liabilities as a Stockholder. This Option shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Option, in the absence of affirmative action by the Holder hereof to purchase Option Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. Replacement of Option; Compliance With Laws and Regulations.

                  (a) Replacement of Option. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Option, the Company, at its expense, will execute and deliver, in lieu thereof, a new Option of like tenor.

                  (b) Exercise or Transfer Without Registration. The exercise of this Option and the issuance and transfer of Option Shares shall be subject to compliance by the Company and Holder will all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Except as set forth in Section 7(c) hereof, Holder understands that the Company is under no obligation to register or qualify the Option Shares with the Securities and Exchange Commission or any state securities commission to effect such compliance. If, at the time of the surrender of this Option in connection with any exercise of this Option or transfer or sale of any Option Shares, the issuance or the resale of Option Shares shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer or sale, (i) that the Holder of this Option furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise or transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder and/or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) if the transfer is not registered under the Securities Act or exemption from registration by virtue of Rule 144(k), that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with routine transfers pursuant to Rule 144 under the Securities Act.

                  (c) Piggy-Back Registration Rights. If at any time during the Exercise Period there is not an effective registration statement covering the issuance and resale of, all of the Option Shares, or if the Option Shares may not be freely publicly resold pursuant to the provisions of Rule 144 (including, without limitation, Rule 144(k), giving effect to tacking rules applicable to net exercise of this Option), and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act of 1933, as amended), then the Company shall send to Holder written notice of such determination and, if within ten
(10) days after receipt of such notice, Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Option Shares such Holder requests to be registered, subject to customary provisions regarding the ability of the underwriter or the Company to reduce the number of shares included in the registration applicable to all directors and officers of the Company (if Holder is then a director) or other holders whose shares are included in the registration and subject to any required consent of any selling stockholder(s) under such registration statement. The Company shall be under no obligation to keep such registration effective with respect to Holder for any longer period of time than it otherwise determines to maintain the effectiveness of the registration statement for other selling securityholders. Expenses of such piggyback registrations (exclusive of underwriting discounts and commissions) will be paid by the Company.

         8. Notices. Any notices required or permitted to be given under the terms of this Option shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           Cellegy Pharmaceuticals, Inc.
                           349 Oyster Point Boulevard, Suite 200
                           South San Francisco, California 94080
                           Facsimile No.:
                           Attention:  Chief Executive Officer

If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 8.

         9. Governing Law; Jurisdiction. This Option shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California.

         10. Miscellaneous.

                  (a) Amendments. This Option and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

                  (b) Descriptive Headings. The descriptive headings of the several Sections of this Option are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  (c) Partial Exercise. Upon any partial exercise of this Option, the Company shall cancel the Option upon surrender thereof, and shall, within two (2) Business Days of such surrender, execute and deliver a new Option of like tenor and date for the balance of the outstanding Option Shares.

                  (d) Withholding; Tax Consequences. Prior to the issuance of any shares upon exercise (or cashless exercise) of this Option, the Holder shall remit to the Company any federal, state or local taxes that are required to be withheld, which withholding obligations may be satisfied, with the consent of the Board of Directors of the Company (or a committee of the Board composed of disinterested directors) and subject to such reasonable conditions as the Board (or committee) may establish and to compliance with applicable securities laws, through the surrender of shares of Common Stock which the Holder already owns or to which the Holder is otherwise entitled under this Option, with such shares valued based on the fair market value of such shares as of the date that the amount of tax to be withheld is to be determined. Holder acknowledges that the Company has not made any representations or warranties to Holder concerning the federal, state or local tax consequences of the grant or exercise of this Option or the transfer of any Option Shares, and Holder is solely responsible for consulting with Holder's own tax advisers concerning such matters.

                  (e) Entire Agreement. This Option contains the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements, negotiations and discussions between the Company and Holder with respect to the subject matter hereof.

                  (f) Counterparts. This Option may be executed in one or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer.


                                              CELLEGY PHARMACEUTICALS, INC.


                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Option)

         To:               Cellegy Pharmaceuticals, Inc.
                           349 Oyster Point Boulevard, Suite 200
                           South San Francisco, California 94080
                           Facsimile No.:
                           Attention:

[If Exercise for cash:

         The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of Cellegy Pharmaceuticals, Inc., a corporation organized under the laws of the State of California (the "Company"), pursuant to Section 1(a)(i) of the attached Option and herewith makes payment of the applicable Exercise Price of $____ per share with respect to such shares in full, all in accordance with the conditions and provisions of said Option.]

[If Cashless Exercise:

         The undersigned hereby irrevocably exercises the right to convert _____ Options represented by the attached Option into _____________ shares of the Common Stock of Cellegy Pharmaceuticals, Inc., a corporation organized under the laws of the State of California (the "Company"), pursuant to Section 1(c) of the attached Option. The number of shares of Common Stock to which the undersigned shall be entitled upon conversion of the Options referred to above shall be calculated in accordance with Section 1(c) of the attached Option based on the applicable Exercise Price of $___ per share.]

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Option, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         The undersigned requests that a Option representing any unexercised portion hereof be issued, pursuant to the Option, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
      -----------------------                 ----------------------------------
                                                    Signature of Holder


                                              ----------------------------------
                                                    Name of Holder (Print)

                                              Address:

                                              ----------------------------------